                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 1999
                              (November 19, 1999)


                           J. ALEXANDER'S CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Tennessee                     1-08766                62-0854056
------------------------------   ------------------------    -----------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
 of incorporation)                                           Identification No.)

              P.O. Box 24300
           3401 West End Avenue
           Nashville, Tennessee                               37203
------------------------------------------               ----------------
 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (615) 269-1900



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events
--------------------------------------------------------------------------------

         On November 19, 1999, J. Alexander's Corporation (the "Company") issued a press release stating that the Board of Directors of the Company had declined to pursue discussions with O'Charley's, Inc., regarding the possibility of a merger of the two companies. In the press release, the Company stated that its Board of Directors and management believe it is in the best interest of the Company and its shareholders to continue to execute the Company's strategic business plan as an independent public company. The press release is filed as an exhibit hereto and is incorporated by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------

       Exhibit 99.1 Press release dated November 19, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   J. ALEXANDER'S CORPORATION


Date: November 23, 1999            By: /s/ R. Gregory Lewis
                                       -----------------------------------------
                                       R. Gregory Lewis
                                       Vice President, Chief Financial Officer
                                       and Secretary

                                  EXHIBIT INDEX



No.          Exhibit
---          -------
99.1         Press release dated November 19, 1999.
